United States

Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway
Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

On October 25, 2018, we issued a press release announcing our financial results for the third quarter ended September 30, 2018.  A copy of our press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press Release dated October 25, 2018
99.2	Reconciliation of Net Loss to EBITDA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated:           October 25, 2018